UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32731	84-1219301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Newport Center Drive

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 524-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Chipotle Mexican Grill, Inc. (“Chipotle”) held its 2023 annual meeting of shareholders on May 25, 2023. At the meeting, 25,024,151 shares of common stock were represented in person or by proxy. The final voting results for each proposal are set forth below.

Election of Directors

1.	The following nominees were elected to the Board of Directors to serve for a one-year term. There were 1,346,249 broker non-votes.

DIRECTOR NOMINEE	FOR	AGAINST
Albert Baldocchi	23,174,406	484,990
Matthew Carey	23,560,739	98,575
Gregg Engles	23,506,038	153,169
Patricia Fili-Krushel	23,400,309	259,228
Mauricio Gutierrez	23,534,184	125,305
Robin Hickenlooper	23,213,303	446,207
Scott Maw	23,362,075	296,764
Brian Niccol	22,847,043	786,382
Mary Winston	23,314,400	345,425

Other Proposals

2.	An advisory vote on the compensation of Chipotle’s executive officers, as disclosed in the proxy statement, was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,789,232	859,748	28,921	1,346,249

3.	The votes cast on the proposal regarding the frequency of future say on pay votes were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
23,501,612	17,808	141,422	17,059	1,346,249

Based on the voting results on Proposal 3, Chipotle intends to continue to hold say-on-pay votes on an annual basis until the next required say on pay frequency vote.

4.	The appointment of Ernst & Young LLP as Chipotle’s independent registered public accounting firm for the year ending December 31, 2023 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,280,450	726,229	17,470	0

5.	A shareholder proposal requesting certain limits on bylaw amendments was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,915,373	20,717,370	45,159	1,346,249

6.	A shareholder proposal requesting adoption of a non-interference policy was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,829,609	15,715,588	132,705	1,346,249

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 2023	Chipotle Mexican Grill, Inc.

	By:	/s/ Roger Theodoredis
General Counsel & Chief Legal Officer